SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this July 17, 2023, by and between Advanced Emissions Solutions, Inc., a Delaware corporation (the “Issuer”), and each of the undersigned (each a “Subscriber” and collectively, the “Subscribers”).
WHEREAS, concurrent herewith, the Issuer is entering into that certain Employment Agreement, dated as of July 17, 2023 (as may be amended or supplemented from time to time, the “Employment Agreement”), whereby, among other things, Robert E. Rasmus will be employed as Chief Executive Officer of the Issuer; and
WHEREAS, in accordance with the Employment Agreement and on the terms and subject to the conditions set forth in this Subscription Agreement, each Subscriber desires to subscribe for and purchase from the Issuer the number of shares of the Issuer’s common stock, par value $0.001 per share (the “Common Shares”), set forth on the signature page hereto below such Subscriber’s signature (their “Acquired Shares”), at a per share purchase price equal to the Per Share Purchase Price (as defined below), and the Issuer desires to issue and sell to each Subscriber their Acquired Shares in consideration of the payment of the Purchase Price set forth on the signature page hereto below such Subscriber’s signature (the “Purchase Price”) by or on behalf of such Subscriber to the Issuer at the Closing (as defined herein).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.Subscription. Subject to the terms and conditions hereof, each Subscriber hereby irrevocably subscribes for and agrees to purchase, and the Issuer hereby agrees to issue and sell to such Subscriber, upon the payment of the Purchase Price, their Acquired Shares (such subscription and issuance, the “Subscription”).
2.Purchase Price. For purposes of this Subscription Agreement, the “Per Share Purchase Price” shall be equal to $1.894737.
3.Closing.
a.The closing of the Subscription contemplated hereby (the “Closing”) shall take place on the earlier of (i) 30 calendar days after the date hereof and (ii) such earlier date as may be designated by the Subscribers upon at least two business days prior notice to the Issuer (such date, the “Closing Date”).
b.At the Closing:
(i)Each Subscriber shall deliver to the Issuer the Purchase Price for their Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in writing; and
(ii)The Issuer shall deliver to each Subscriber their Acquired Shares against and upon payment by such Subscriber in book entry form, free and clear of any liens (other than those arising under state or federal securities laws), in the name of the applicable Subscriber or to a custodian designated by such Subscriber, as applicable. Each book entry for the Acquired Shares shall contain a legend in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.
4.Issuer Representations and Warranties. The Issuer represents and warrants that:

a.The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
b.The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation (as amended as of the Closing Date) and bylaws or under the laws of the State of Delaware.
c.This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
d.Assuming the accuracy of the Subscribers’ representations and warranties in Section 5, the execution and delivery by the Issuer of this Subscription Agreement, and the performance by the Issuer of its obligations under this Subscription Agreement, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, in the case of each of the foregoing clauses (i)-(iii) that would have a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.
e.The issued and outstanding Common Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the Stock Exchange. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by the Stock Exchange or the U.S. Securities and Exchange Commission (the “Commission”) with respect to any intention by such entity to deregister the Common Shares or prohibit or terminate the listing of the Common Shares on the Stock Exchange. The Issuer has taken no action that is designed to terminate the registration of the Common Shares under the Exchange Act.
5.Subscriber Representations and Warranties. Each Subscriber represents and warrants that:
a.If Subscriber is an entity, Subscriber has been duly formed or incorporated and is validly existing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
b.This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
c.The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of their Acquired Shares and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would be reasonably likely to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement, (ii) the organizational documents of Subscriber (if applicable) or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would be reasonably likely to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.
d.Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for his own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is an “accredited investor” (as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein or on behalf of each owner of each such account and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete.
e.Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber acknowledges that it is acquiring its entire beneficial ownership interest in the Acquired Shares for Subscriber’s own account and not with a view to any distribution of the Acquired Shares in any manner that would violate the securities laws of the United States or any other jurisdiction. Subscriber understands that the Acquired Shares may not be resold, Transferred (as defined herein), pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 promulgated under the Securities Act, absent a change in law, receipt of regulatory no-action relief or an exemption, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including without limitation sales conducted pursuant to Rule 144 promulgated under the Securities Act), and that any certificates or book entry records representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or Transfer of any of the Acquired Shares. For purposes of this Subscription Agreement, “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through any derivative transactions.
f.Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer or any of its respective affiliates, or any of their respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer included in this Subscription Agreement.

g.Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.
h.In making its decision to subscribe for and purchase the Acquired Shares, Subscriber represents that it has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Issuer or any of its respective affiliates, or any of their respective control persons, officers, directors, employees, partners, agents or representatives, concerning the Issuer or the Acquired Shares or the offer and sale of the Acquired Shares or Subscriber’s decision to purchase the Acquired Shares. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Issuer and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares.
i.Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.
j.Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber qualifies as a sophisticated investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment, both in general and with regard to transactions in, and investment strategies involving, securities, including Subscriber’s investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.
k.Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.
l.Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.
m.Neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Acquired Shares nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of Issuer’s representations and warranties contained herein.
n.The Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, the Russia Related Sanctions Programs each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, or the covered regions of Ukraine, including Crimea, the Donetsk People’s Republic, and the Luhansk People’s Republic, or any other country or territory embargoed or subject to comprehensive trade restrictions by the United States, the United Kingdom, the European Union or any European Union individual member state, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber further represents and warrants that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law.
o.Subscriber has sufficient funds to pay the Aggregate Purchase Price pursuant to Section 3.b(i).
6.Additional Agreements.
a.Each Subscriber hereby represents, warrants, covenants and agrees that, prior to the Closing Date, neither such Subscriber nor any person or entity acting on behalf of such Subscriber or pursuant to any understanding with such Subscriber has or will engage in any Short Sales with respect to securities of the Issuer. For purposes of this Section 6, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Acquired Shares may be pledged by the Subscribers in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and a Subscriber effecting a pledge of Acquired Shares shall not be required to provide the Issuer with any notice thereof; provided, however, that neither the Issuer nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Acquired Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by the Issuer in all respects.
7.Miscellaneous.
a.The Issuer and each Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.
b.Neither this Subscription Agreement nor any rights that may accrue to a Subscriber hereunder (other than the Acquired Shares, if any) may be transferred or assigned.
c.All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.
d.The Issuer may request from a Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of such Subscriber to acquire the Acquired Shares, and such Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by such Subscriber confidential.
e.This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.
f.Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

g.Any term or provision of this Subscription Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Subscription Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Subscription Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Subscription Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
h.This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Subscription Agreement (in counterparts or otherwise) by all parties hereto by electronic transmission in .PDF format shall be sufficient to bind the parties to the terms and conditions of this Subscription Agreement.
i.Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.
j.Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) five Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:
(i)if to a Subscriber, to such address or addresses set forth on the signature page hereto below such Subscriber’s signature;
(ii)if to the Issuer, to:
Advanced Emissions Solutions, Inc.
8051 E. Maplewood Avenue, Suite 210
Greenwood Village, CO 80111, USA
Attn:    Mr. Clay Smith
Email:
k.This Subscription Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Subscription Agreement or any of the transaction contemplated herein, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 7.k; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party; and (e) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 7.j of this Subscription Agreement.

l.EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS SUBSCRIPTION AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.l.
m.This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by each of the parties hereto.
n.The parties agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof or were otherwise breached, and accordingly, that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.l, in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise.
[Signature pages follow.]

IN WITNESS WHEREOF, the Issuer has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

ADVANCED EMISSIONS SOLUTIONS, INC.

By:	/s/ L. Spencer Wells
Name:	L. Spencer Wells
Title:	Chairman of the Board of Directors

IN WITNESS WHEREOF, each Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Subscribers:

RER LEGACY INVESTMENTS II LLC

By:	/s/ Robert E. Rasmus
Name:	Robert E. Rasmus
Title:	Sole Member

Address:
Email:
Phone Number:

Number of Common Shares subscribed for: 527,779
Purchase Price: $1,000,002.32

Subscriber must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account previously specified by the Issuer in writing.

/s/ Robert E. Rasmus
Robert E. Rasmus

Address:
Email:
Phone Number:

Number of Common Shares subscribed for: 422,221
Purchase Price: $799,997.68

Subscriber must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account previously specified by the Issuer in writing.

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER
RER LEGACY INVESTMENTS II LLC
This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.
A.QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
☐    Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).
☐    Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.
*** OR ***
B.ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:
☐    Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, limited liability company or partnership not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.
☐    Subscriber is a director or executive officer of the Issuer.
☐    Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐    Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.
☐    Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
☐    Subscriber is an investment advisor registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.
☐    Subscriber is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.
☐    Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.
☐    Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.
☐    Subscriber is an investment company registered under the Investment Company Act of 1940.
☐    Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.
☐    Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐    Subscriber is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.
☐    Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.
☐ A bank;
☐ A savings and loan association;
☐ A insurance company; or
☐ A registered investment adviser.
☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.
☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.
☐    Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.
☐    Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For the purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.
☐    Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
☒    Subscriber is an entity in which all of the equity owners meet the requirements for accredited investor status.
☐    Subscriber is an entity not already considered an accredited investor under the definition, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of U.S. $5,000,000.
☐    Subscriber is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status.
☐    Subscriber is a natural person holding any of the following FINRA certifications in good standing: Licensed General Securities Representative license (Series 7), Licensed Investment Adviser Representative (Series 65); or Licensed Private Securities Offerings Representative license (Series 82).
☐    Subscriber is a natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the Issuer of the securities being offered or sold where the Issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.
☐    Subscriber is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐    Subscriber is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).

*** AND ***
C.AFFILIATE STATUS
(Please check the applicable box) SUBSCRIBER:
☒    is:
☐    is not:
an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER
ROBERT E. RASMUS
This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.
A.QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
☐    Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).
☐    Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.
*** OR ***
B.ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:
☐    Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, limited liability company or partnership not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.
☐    Subscriber is a director or executive officer of the Issuer.
☐    Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐    Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.
☐    Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
☐    Subscriber is an investment advisor registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.
☐    Subscriber is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.
☐    Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.
☐    Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.
☐    Subscriber is an investment company registered under the Investment Company Act of 1940.
☐    Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.
☐    Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐    Subscriber is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.
☐    Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.
☐ A bank;
☐ A savings and loan association;
☐ A insurance company; or
☐ A registered investment adviser.
☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.
☐    Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.
☐    Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.
☒    Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For the purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.
☒    Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
☐    Subscriber is an entity in which all of the equity owners meet the requirements for accredited investor status.
☐    Subscriber is an entity not already considered an accredited investor under the definition, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of U.S. $5,000,000.
☐    Subscriber is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status.
☐    Subscriber is a natural person holding any of the following FINRA certifications in good standing: Licensed General Securities Representative license (Series 7), Licensed Investment Adviser Representative (Series 65); or Licensed Private Securities Offerings Representative license (Series 82).
☐    Subscriber is a natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the Issuer of the securities being offered or sold where the Issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.
☐    Subscriber is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐    Subscriber is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).

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C.AFFILIATE STATUS
(Please check the applicable box) SUBSCRIBER:
☒     is:
☐    is not:
an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.